Exhibit 10.1

BNP Paribas Prime Brokerage, Inc.

Customer Agreement

and Account Application

Hedge Fund / Fund Agreement

and

New Account Information

USA PATRIOT ACT CUSTOMER NOTIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you (the new client): When you open an account, we will ask for your name, address. Taxpayer Identification Number and other identifying documents in order to allow BNP Paribas Prime Brokerage, Inc. to identify you.”

Instructions:

CUSTOMER AGREEMENT

Page 2:	Customer Agreement – Please read carefully and return two (2) execution copies signed by an authorized signatory on page 16.

AUTHORITY AND CAPACITY DOCUMENTS

Complete, sign, and return the applicable document:

Appendix A

Page 17	General Partnership / Limited Partnership/ Limited Liability Partnership Authorization – Complete this form if Customer is a General Partnership, Limited Partnership, or Limited Liability Partnership.

Also, Please provide the following:

•	Partnership Agreement showing business name and name of all General Partners (except limited partners of a Limited Partnership)

•	Business organizing document filed with and certified by state official, such as Certificate of Limited Liability Partnership, showing business name and name of partners

•	Prospectus, Disclosure Document, Offering Memorandum, Private Placement Memorandum, or other offering documents (if applicable)

Page 19	Corporate / LLC Resolution and Trading Authorization – Complete this form if Customer is a Corporation or Limited Liability Company.

Also, Please provide the following:

•	Articles of Incorporation or Certificate of Incorporation

•	Prospectus, Disclosure Document, Offering Memorandum, Private Placement Memorandum, or other offering documents (if applicable).

Page 21	Trust Authorization – Complete this form if Customer is a Trust (not to be used for pension plans).

Also, Please provide the following.

•	Trust Agreement

•	Prospectus, Disclosure Document, Offering Memorandum, Private Placement Memorandum, or other offering documents (if applicable).

DISCRETIONARY ACCOUNTS

If Customer is represented by, or acting through, an account manager, investment manager or commodity trading advisor, return the following:

•	Current Investment Management Agreement between Customer and its Advisor

•	Copy of Disclosure Document that the Advisor has furnished to the customer

•	If claimed, notice of claim for exemption filed by the Advisor pursuant to CFTC Regulation 4.7(d)

•	If claimed, notice of exemption filed by the Advisor pursuant to CFTC Regulation 4.14(a)(8)(iii)

In addition, submit the following documents with the required authorized signature(s):

Appendix B

Page 23	Discretionary Trading Authorization – Please return with Customer’s authorized signature(s).

Appendix B-1

Page 25	Automatic Termination of Discretionary Trading Authorization – Please return with Customer’s authorized signature(s).

Appendix B-2

Page 25	Advisor Fee Authorization – Please return with Customer’s authorized signature(s) if Customer authorizes broker to pay fees and commissions to Advisor’s, executing brokers, and floor brokers upon receipt of invoice.

Appendix B-3

Page 26	Advisor’s Agreement – Please return with Advisor’s authorized signature.

NEW ACCOUNT INFORMATION FORM

Appendix C

Page 27 New Account Information – Please complete all applicable sections. Return the form with an authorized signature on page 30

Prime Brokerage, Inc.

Customer Agreement

Hedge Fund / Fund Agreement

BNP PARIBAS Prime Brokerage, INC.

CUSTOMER AGREEMENT

In consideration of the acceptance by BNP Paribas Prime Brokerage, Inc. (“Broker”), of one or more accounts of BNP Paribas Quantitative Strategies, LLC, as managing owner and sponsor of each fund in the BNP Paribas Exchange Traded Trust, severally and not jointly (each fund, individually, a “Customer”) (if more than one account is carried by Broker, all are covered by this Agreement and are referred to individually as the “Account”), and Broker’s agreement to act as Customer’s broker for the execution. clearance and/or carrying of transactions (“Transactions”) for the purchase and sale of cash – settled commodity interests, including commodities, commodity futures contracts (“Futures Contracts”) and related options (“Option Contracts” and. together with Futures Contracts, “Contracts”), Customer and Broker agree as follows:

1. APPLICABLE RULES AND REGULATIONS – The Account and each Transaction therein shall be subject to (i) the Commodity Exchange Act, as amended (the “CEA”), and all rules (“CFTC Regulations”) and interpretations of the Commodity Futures Trading Commission (the “CFTC”) and the National Futures Association (the “NFA”); (ii) all applicable laws and the regulations, rules and orders of all regulatory and self-regulatory organizations having jurisdiction thereover, including, but not limited to, the constitution, by-laws, rules, regulations, orders, resolutions, interpretations and customs and usage’s of the contract market, exchange or board of trade (and any associated or independent clearing organization) (each, an “Exchange”) where such Transaction is executed and/or cleared; and (iii) any other laws, rules or regulations applicable to Customer’s trading of Contracts (items referred to in clauses (i) – (iii) arc referred to collectively as “Applicable Law”).

2. PAYMENTS TO BROKER – With respect to every Transaction purchased, sold or cleared for the Account, Customer agrees to pay to Broker by the end of the business day when demand is received by Customer (which demand shall be deemed received immediately upon transmission to Customer if made orally, by telex, telefax, email or telephone): (a) commission and service charges as arc in effect between Customer and Broker from time to time together with all applicable fees, charges and taxes; (b) the amount of any trading losses, debit balance, margins, premiums or any other liability that may result from Transactions executed and/or cleared for the Account; (c) all regulatory, Exchange and other self- regulatory fees, fines, penalties and charges, and any taxes incurred or imposed with respect to each Account; and (d) interest on any debit balances and liabilities, at the lesser of (i) the maximum rate permitted by New York law or (ii) one percent < 1%) over the then prevailing Prime Rate as published in the New York edition of the Wall Street Journal (or such other rates as may be agreed by Customer and Broker if such publication does not publish such a rate), as well as any charges or costs incurred by Broker with respect to the Account, including reasonable attorneys’ fees in collecting the account balance. Customer agrees that any and all payments required to be made hereunder shall be made immediately by wire transfer to an account designated by Broker (unless otherwise agreed by Broker).

3. MARGIN AND OTHER OBLIGATIONS – Customer shall at all times maintain adequate margins in the Account and pay all premiums so as continually to meet the original and maintenance margin requirements and premium payments established by Broker for Customer from time to time at Brokers sole discretion, Demands for margin received by Customer after 12pm EST may be satisfied by the close of the following business day. Customer acknowledges and agrees that Broker shall not have any obligation to execute any Transaction unless Customer has satisfied its margin requirements, in full as established by Broker in Broker’s sole discretion. Customer further acknowledges and agrees that the Broker has no obligation to establish uniform margin, commission or fee requirements and that margin requirements imposed by the Broker may exceed those of the applicable Exchange.

Customer further acknowledges and agrees that Broker shall have the right to transfer or pledge margin deposited by Customer to any Exchange, or to transfer or pledge other property to any Exchange in substitution for such margin, in order to satisfy obligations incurred by Broker on behalf of its customers, and that any such transfer, pledge or substitution shall not diminish Customer’s obligations pursuant to Section 2 (Payments to Broker) of this Agreement.

Except as expressly provided in this Section 3 (Margin and Other Obligations), Broker shall not have any light to hypothecate, rehypothecate, borrow, pledge, repledge, transfer, lend or invest any margin, money assets or other property now or at any future time held in the Account, including but not limited to, all futures and options positions maintained in the Account, or held by Broker for Customer (collectively. “Collateral”) without the express written agreement of Customer, which agreement may relate to a specified item or group of items of Collateral or may relate to all Collateral; provided that Broker shall have the right to invest margin or other money held in the Account in (a) obligations of the United States and obligations fully guaranteed as to principal and interest by the United States (U.S. government securities) and (b) interests in money market funds, each in accordance with Applicable Law

4a. SEGREGATED ACCOUNT. Broker covenants and agrees, for the benefit of Customer, that it shall comply with the segregation requirements of Section 4d(2) of the Commodity Exchange Act and that it shall maintain Customer’s property in accordance with the requirements of CFTC Rules 1.2(1 and 30.7 adopted thereunder (the “Segregation Rules”). Upon Customer’s request, Broker shall provide Customer with a detailed report demonstrating the procedures employed by Broker to ensure compliance with the Segregation Rules with respect to Customer’s property and showing the location of Customer’s property.

Notwithstanding the provisions of CFTC Rule 1.23, Broker hereby agrees that in the event of any losses incurred in connection with Broker investing Customer’s property in reliance on CFTC Rule 1.25, Broker agrees that it shall immediately notify Customer and transfer property of like or equivalent kind into the segregated account in an amount sufficient to place the segregated account in the same position as if such losses had not occurred.

Broker hereby agrees that it shall, upon Customer’s request, provide Customer with a record of Broker’s investment of Customer’s property under CFTC Rule 1.25, such record to contain, at a minimum, the information required to be kept by a futures commission merchant under CFTC Rule 1.27.

4. OTC TRANSACTIONS – in certain jurisdictions. Customer placing an order for a transaction on an Exchange may, as a matter of local law, receive an over the counter (“OTC”) product that resembles the relevant Exchange’s contract in all material respects, except that such transactions may be deemed “principal” transactions with Broker. All such transactions shall be deemed Transactions, generated on an Exchange for the purposes of this Agreement, and Customer disclaims and waives and fully indemnifies Broker for all claims of any kind which are directly or indirectly related to the legal status of such Transactions. OTC Transactions may not be afforded the same level of regulatory protections as Transactions executed on or cleared through an Exchange.

5. CASH SETTLEMENT – Customer acknowledges and agrees that ii shall not, under any circumstances, make or take delivery under a Futures Contract and shall furnish Broker with instructions to liquidate all Futures Contracts open positions (the “Liquidation Instruction”) at any time prior to the last day on which such Futures Contracts held in the Account are traded (the “Expiration Date”). If Customer fails to furnish the Liquidation Instruction prior to the Expiration Date of a Futures Contract. Broker shall in its sole discretion liquidate any open positions in all such Futures Contract prior to the close of trading on the Expiration Date, in such manner and on such terms as Broker in its reasonable business judgment deems necessary or appropriate. Customer shall remain fully liable for all costs, expenses and liabilities incurred by Broker in connection with such Transactions and for any remaining debit balance.

6. OPTION EXERCISE; CUT-OFF TIMES – Broker shall not have any obligation to exercise any long option contract unless Customer has furnished Broker with timely exercise instructions and sufficient initial margin with respect to each underlying futures contract. Customer agrees to give Broker timely notice and immediately on request to inform Broker if Customer intends to exercise an option contract. Customer shall furnish Broker with sufficient funds, property, documents or instruments deliverable by it under any contract (or the full dollar equivalent thereof) in accordance with Broker’s reasonable instructions. If Customer fails to comply with any of the foregoing obligations. Broker may in its reasonable business judgment liquidate any open option positions, exercise or allow the expiration of any options, in such manner and on such terms as Broker in its reasonable business judgment deems necessary or appropriate. Customer shall remain fully liable for all costs, expenses and liabilities incurred by Broker in connection with such Transactions and for any remaining debit balance.

Customer understands that Exchanges have established exercise cut-off times for the tender of exercise instructions in relation to options and that options may become worthless in the event that Customer does not deliver instructions by such cut-off time. Customer also acknowledges that Broker may establish exercise cut-off times that arc earlier than the exercise cut-off times established by the relevant Exchanges, and it shall have no claims against Broker arising out of the fact that an option was not exercised Customer further acknowledges and agrees that any exercise of an option contract shall he subject to the provisions set forth under Section 5 (Cash Settlement) of this Agreement.

7. CUSTOMER INSTRUCTIONS – Customer may give Broker instructions in writing or in another manner acceptable to Broker, which shall not include, unless otherwise expressly agreed to in advance in writing by Broker, instructions or orders given orally or sent by facsimile. In no event, however, shall Broker be deemed to have received any instruction or order given or sent by Customer orally or in writing, unless and until Broker affirmatively confirms its receipt. Any oral instructions accepted by Broker shall not be deemed to violate any laws or regulations required contracts to be in writing and Customer hereby waives any such defense. Broker shall be entitled to rely upon any instructions received from any person that Broker reasonably believes to have authority to provide such instructions. Customer acknowledges that Broker is not obligated to execute or otherwise act upon any instructions under this Agreement given to Broker.

8. BROKER MAY LIMIT POSITIONS HELD – Customer agrees that Broker, at its reasonable discretion, may limit, with prior notice to Customer, the number of open positions (net or gross) which Customer may execute, clear and/or carry with or acquire through it and Customer agrees to promptly follow Broker’s instructions regarding such limits. Broker shall endeavor to provide Customer with additional notice than is required in the previous sentence if circumstances permit of any decision on its part to limit the number of open positions (net or gross) which Customer may execute, clear and/or carry with or acquire through it. Customer agrees not to make any trade which would have the effect of exceeding such limits whether imposed by Broker or any agency or any regulatory or self-regulatory authority or any Exchange. In addition, Broker shall have the right, in its sole discretion to (i) refuse to accept any orders that establish new positions and (ii) require Customer to reduce open positions carried with Broker, and Customer shall be liable for any deficiency resulting therefrom whether or not such refusal, reduction or limitation was required under Applicable Law.

Customer agrees to notify Broker promptly if Customer is required to file position reports with any regulatory or self-regulatory authority or with any Exchange

9. LIMITS ON LIABILITY; EXTRAORDINARY EVENTS – Except as otherwise provided by the CEA. Customer agrees to waive any and all claims, rights or causes of action which it has or may have against Broker or its officers, employees, agents or affiliates (collectively the “Broker Group”) for any consequential or punitive damages and to limit any claims or rights arising out of any Transactions executed or not executed, or otherwise arising from this Agreement or the Account, to its direct out of pocket damages. References in this Agreement to Applicable Law are not intended to establish any private right of action or any other basis for any claim by Customer. No member of the Broker Group shall be liable as a result of any action taken by Broker member of the Broker Group or any clearing brokers or floor brokers, to comply with Applicable law. Under this Agreement, a member of the Broker Group will only be liable for non-performance of its obligations arising from its negligence or willful misconduct. In no event shall any member of the Broker Group be liable for: (i) the actions or inactions of any government, regulatory authority. Exchange or clearing house; (ii) wars terrorism, or strikes; (iii) delays or failure in the transmission of orders due to a breakdown or failure of hardware, software, electronic trading systems, order routing systems, or other transmission systems, devices or communication facilities, including where such failure is caused by a computer virus; or (iv) failure of any Exchange, clearing house, intermediate broker, custodian, subcustodian, bank, dealer, or for any other cause or causes beyond Broker’s direct control regardless of whether such claim arises in contract, negligence, tort, strict liability, or otherwise.

Customer acknowledges that business on a market operated or cleared by an Exchange, may from time to time be suspended, restricted, closed or otherwise impeded (“Exchange Impediment”) Any such action may result in Broker being unable to enter into or other effect Transactions. Customer shall remain fully liable for all existing open positions, new positions or eliminated positions, resulting in whole or pail from an Exchange Impediment

10. INDEMNIFICATION OF BROKER – Absent Broker’s negligence or willful misconduct, Customer agrees to indemnify, defend and hold Broker and its officers, directors, employees, agents and affiliates harmless from and against any and all loss, liability, damage, cost, claim or expense (including without limitation, reasonable attorneys’ fees and any fine, sanction or penalty made or imposed by any court, agency or regulatory or self-regulatory authority or any Exchange) incurred in connection with this Agreement the Account and or any Transactions or positions established or maintained therein, including where Broker acts on the instructions of any intermediary or third party for Customer or because of an Exchange Impediment. Without limitation, Customer agrees to reimburse Broker on demand for any cost of collection incurred by Broker in collecting such sums owed hereunder and any cost incurred in successfully defending against any claims asserted by Customer, including legal fees, interest and expenses.

11. NOTICES; TRANSMITTALS – Broker shall transmit all communications to Customer at Customer’s address, telex, telefax, email or telephone number set forth in the accompanying New Account Information Application or to such other address as Customer may hereafter direct in writing, Subject to Section 12 (Confirmations), a communication transmitted to Customer shall be deemed received: (i) in the case of a communication transmitted to Customer orally, by telex, telefax, email or telephone, immediately upon receipt by Customer; and (ii) in the case of any other communication, three (3) business days following the transmission to Customer. Customer shall transmit all communications to Broker electronically, unless requested otherwise by Broker in writing, and shall be deemed received by Broker only when actually received Customer will advise Broker in Appendix A hereto of the names of, and offices held by, any other persons authorized to give instructions to Broker on behalf of Customer with respect to Customer’s Account and will promptly give written notice of any termination of such authority.

12. CONFIRMATIONS – Customer agrees until further notice, which may be provided by Broker, to receive all confirmations of Transactions and monthly statements by means of electronic communication unless it advises Broker in writing that it wishes to be mailed or faxed such statement. Broker may also provide Customer a password (a “Password”) and a unique user ID (a “User ID”), and together with a Password, “Log-in Details”) to enable access to a secure website (the “Website”), whereby Customer shall gain access to confirmations and monthly statements in connection with the Account. Customer acknowledges and agrees that it shall be entirely responsible for maintaining the confidentiality of the Customer’s Log-in Details and shall promptly notify Broker of any unauthorized use of the Log-in Details or any other breach of security known to Customer or any of Customer’s agents authorized to access the Website on Customer’s behalf. Customer further agrees that it shall take reasonable measures to prevent any access to the Log-in Details by unauthorized persons, and Broker shall not be liable for any damage, loss or cost that Customer may incur as a result of any unauthorized use of the Log-in Details or the Website or unavailability of the use of the Website for any reason whatsoever.

Confirmation of Transactions and any other notices, reports or statements provided to Customer shall be conclusive and binding on Customer unless Customer notifies Broker to the contrary (i) in the case of an oral report, orally at the time received by Customer or its agent or (ii) in the case of a written report, statement or notice, prior to opening of trading on the business day immediately following receipt of the report. Customer shall immediately notify Broker if Customer docs not receive confirmation of a trade it believes has been executed. Absent such notice, Customer conclusively shall be deemed estopped to object and to have waived any such objection to the failure to execute or cause to be executed such Transaction Nothing in this Section 12 (Confirmations) withstanding, neither Customer nor Broker shall be bound by any Transaction or price reported in error.

13. PLEDGE OF PROPERTIES – All Collateral is subject to a priority lien and a security interest in Brokers favor to secure any indebtedness or other obligations at any time owing by Customer to Broker or any of Broker’s affiliates. In order to satisfy any such indebtedness or obligations, Broker may. without prior notice to Customer, where permitted by Applicable Law, (i) liquidate any Collateral, (ii) transfer said Collateral to the general ledger account of Broker, (iii) apply, use, credit or transfer any Collateral between any accounts that the Customer maintains first, with the Broker, and thereafter, with any other relevant Broker’s affiliate, in order to satisfy or secure any of he Customer’s obligations with respect to Broker or any of Broker’s affiliates; or (iv) any funds, securities or property in which Customer has an interest which is in Broker’s possession or custody or in the possession or custody of any of Broker’s affiliates. Broker will endeavor to provide Customer with notice as promptly as circumstances permit of any action taken by Broker with respect to items (i), (ii), (iii) or (iv) in the preceding sentence.

Customer acknowledges and agrees that its property maintained in its Account with Broker or any of its accounts with any of Broker’s affiliates is subject to Applicable Law in the jurisdiction where such account is held and may no longer be afforded the same level of regulatory protections when transferred under this Agreement to relevant Broker’s affiliates in different jurisdictions.

Customer agrees that it will promptly execute and deliver to Broker all instruments and documents that Broker may request from time to time and take such further action as requested by Broker to protect, perfect and secure Broker’s rights and interests under this Section 13 (Pledge of Properties).

Broker shall be under no obligation to return to Customer the same property deposited with Broker or received by Broker for the Account, but may return other property of like or equivalent kind or amount.

14. TRANSFER OF FUNDS; SPECIAL AUTHORIZATION TO TRANSFER FUNDS FROM REGULATED COMMODITY ACCOUNTS – Broker is hereby authorized, without prior notice to Customer, at any time and from time to lime, to transfer from one account, including any regulated commodity accounts) (i) as authorized by Customer in writing herein and permitted under Applicable Law or (ii) to enforce Broker’s lien pursuant to Section 13 (Pledge of Properties), to any other accounts in which Customer has any interest, whether such accounts arc maintained with Broker or any of Broker’s affiliates, such excess funds, equities, securities or other property as in Broker’s reasonable business judgment may be necessary lo avoid margin calls, reduce a debit balance in such accounts or otherwise. The term “regulated commodity account” means any account in which occur Transactions in commodity futures or related options, such as Contracts, traded on a contract market designated by the CFTC or subject to the CEA or the rules of any such designated contract market.

☒	Customer hereby authorizes Broker to transfer funds front any Customer regulated commodity accounts maintained with Broker or any of Broker’s affiliates, as permitted under Applicable Law.

15. TRANSFER OF THE ACCOUNT – Broker may. at any lime and in Broker’s sole discretion, transfer all open positions in the Account (each such transfer, a “Bulk Transfer”) to another futures commission merchant or introducing broker, and Customer hereby authorizes Broker to effect any such Bulk Transfer, provided that Broker shall provide Customer with written notice (the “Bulk Transfer Notice”) as promptly as circumstances permit of the proposed Bulk Transfer and identify to Customer the reasons for the Bulk Transfer, the name, address and telephone number of the proposed transferee futures commission merchant or introducing broker and any other information material to the proposed Bulk Transfer. Customer may object to the proposed Bulk Transfer in writing within 10 days after receipt of the Bulk Transfer Notice and direct Broker to liquidate all open positions in the Account or transfer them to another futures commission merchant selected by Customer. In the event Customer does not object in writing to the proposed Bulk Transfer within 10 days after receipt of the Bulk Transfer Notice, Customer shall be deemed to have consented to the proposed Bulk Transfer, and Broker will conduct the Bulk Transfer in accordance with the terms set forth in the Bulk Transfer Notice.

16. EVENTS OF DEFAULT; REMEDIES – Each of the following shall constitute an Event of Default (each, an “Event of Default”): 0) Customer defaults on any financial, margin, or performance obligations to Broker hereunder, or on any financial, margin, or performance obligations to Broker or any of its affiliates in respect of any agreement or otherwise; (ii) the net asset value of Customer as of any day either (1) declines by 20% or more from the last business day of the immediately preceding month period or (2) declines by 35% or more from the last business day of the immediately preceding 12-months period; (iii) any written representation made by Customer under this Agreement is not, or ceases to be. accurate and complete in any material respect; (iv) a petition in bankruptcy, or a petition for an appointment of a receiver or similar or equivalent proceeding, is filed by or against Customer or Customer makes or proposes to make any arrangement or composition for the benefit of its creditors; (v) any warrant or order of attachment is issued against a an Account; or (vi) Customer, any organization of which Customer is a member or any regulatory authority suspends the conduct of Customer’s usual business.

If an Event of Default has occurred. Broker may, upon at least 3 hours written notice to Customer and after making a good faith effort to confer with a senior officer of Customer, in its sole discretion and withoudemand on Customer, exercise one or more of the following rights each in a commercially reasonable manner: (i) satisfy any obligations (either directly or by the way of guarantee) due to Broker or any of Broker’s affiliates out of any Customer funds, securities or property within custody of Broker or any of Broker’s affiliates; (ii) buy or sell any or all of the Customer’s Transactions, Collateral, securities or other property within custody of Broker or any of Broker’s affiliates, in such manner as Broker determines to be commercially reasonable; (iii) hedge any of the Customer Transactions or other Account activities in any manner Broker deems necessary; (iv) refuse to accept any orders that establish new positions; (v) cancel any outstanding Transactions or other Account activities or orders for Transactions in order to close the Customer’s Account; (vi) liquidate, close-out or terminate any or all of the Customer’s Transactions or other Account activities with Broker or any of Broker’s affiliates, including, without limitation, any or all of Broker’s obligations for future performance to Customer; (vii) instead of returning to Customer its positions, Collateral, securities or other property within custody of Broker or any of Broker’s affiliates, substitute other positions. Collateral, securities or other property or pay the fair market value of such positions. Collateral, securities or other property as Broker reasonably determines, and (viii) treat any or all of Customer’s obligations due to Broker as immediately due and payable. Broker shall not be obligated to make any payment to Customer scheduled under any Transaction or other

Account activity for as long as an Event of Default has occurred and is continuing. Prior to taking any such action, Broker will make a good faith effort to confer with a senior officer of Customer. Broker shall not be responsible for any losses or accrued or anticipated lost profits resulting from actions or inactions to enforce the Default Remedies. If Broker brings an action against Customer for the collection of amounts owed by Customer to Broker, Customer waives any right of set-off it may otherwise have against Broker or Broker’s affiliates in respect of any amounts which Broker or any of Broker’s affiliates may owe Customer.

It is understood that, in all cases. Customer shall be liable for the payment of any deficiency remaining in each Account at the time an Event of Default has occurred together with interest thereon and all costs relating, to undertaking the Default Remedies as well as to collection (including reasonable attorneys’ fees).

17. BROKER’S RIGHT TO LIQUIDATE CUSTOMER POSITIONS – In addition to all other rights set forth in this Agreement:

(a) when directed or required by a regulatory or self-regulatory body or exchange having jurisdiction over Broker or the Account;

(b) whenever, in its reasonable business judgment, Broker considers it necessary for its protection because of Customer’s failure to satisfy margin requirements where such failure has not been remedied promptly following written notice from Broker, or the occurrence of an Event of Default; or

(c) when Customer fails to comply with any documentation delivery requirements set forth under Section 19 (Documentation Delivery) of this Agreement,

Broker may, in its sole discretion and without notice to or demand on Customer, exercise one or more of the following rights: (i) satisfy any obligations (cither directly or by the way of guarantee) due to Broker or any of Broker’s affiliates out of any Customer funds, securities or property within custody of Broker or any of Broker’s affiliates; (ii) buy or sell any or all of the Customer’s Transactions, Collateral, securities or other property within custody of Broker or any of Brokers affiliates, in such manner as Broker determines to be commercially reasonable: (iii) hedge any of the Customer Transactions or other Account activities in any manner Broker deems necessary; (iv) refuse to accept any orders from Customer that establish new positions; (v) cancel any outstanding Customer’s Transactions or other Account activities or Customer’s orders for Transactions; (vi) liquidate, close-out or terminate any or all of the Customer’s Transactions or other Account activities with Broker or any of Broker’s affiliates, including, without limitation, any or all of Broker’s obligations for future performance to Customer; (vii) instead of returning to Customer its positions. Collateral, securities or other property within custody of Broker or any of Broker’s affiliates, substitute other positions, Collateral, securities or other property or pay the lair market value of such positions, Collateral, securities or other property as Broker reasonably determines, and (viii) treat any or all of Customer’s obligations due to Broker as immediately due and payable.

Broker shall endeavor to provide Customer with notice as promptly as circumstances permit of any action taken by Broker with respect to items (i) through (viii) above. In all cases, Customer shall be liable for any deficiency remaining in each Account in the event of liquidation thereof in whole or in part together with interest thereon and all costs relating to liquidation and collection (including reasonable attorneys’ fees).

18. RECOMMENDATIONS AND RESEARCH; NO DISCRETIONARY AUTHORITY – Customer acknowledges and agrees that (i) any trading recommendations and market or other information communicated to Customer by Broker are wholly incidental to the conduct of Broker’s business; (ii) such recommendation and information, although based upon information obtained from sources believed by

Broker to be reliable, may be incomplete, may not have been verified and may be changed without notice to Customer and may be inconsistent with proprietary investments or other recommendations of Broker or any of Broker’s affiliates, (iii) Broker makes no representation, warranty or guarantee as to the accuracy or completeness of any market or other information or trading recommendations furnished to Customer or as to the tax consequences of Customer Transactions, and Broker shall be under no obligation to provide any ongoing advice; (iv) it has not relied on any recommendations or information furnished by Broker; (iv) Broker shall have no discretionary authority, power or control over any decisions made by or on behalf of Customer in respect of the Account, whether or not any advice of Broker is utilized in any such decision, and (v) it is solely responsible for making the decisions whether to effect Transactions, including the timing, quantity and price of such Transactions.

19. DOCUMENTATION DELIVERY

A. Upon execution of this Agreement, and from time to time thereafter promptly following any amendment or modification of the terms of any of the documents identified below (if applicable), or at any time promptly upon request by Broker, Customer shall deliver to Broker the following documents:

(i) certificate of authority and specimen signatures of the persons executing this Agreement along with a copy of all constitutive documents (including any organizational documents, as applicable);

(ii) if any person is authorized by Customer to enter into Transactions hereunder on behalf of Customer (an “Investment Manager”), an executed copy of agreement or document governing or evidencing the grant of full discretionary power and authority of the Investment Manager to enter into Transactions hereunder on behalf of Customer and to bind Customer and all its assets (the “Investment Management Agreement”), along with copies of the relevant certificate of authority and specimen signatures;

(iii) private placement memorandum or other offering document (if applicable) of Customer,

(iv) statement of Customer’s investment policies, procedures, restrictions, or guidelines; and

(v) a list of all individuals authorized to enter into Transactions on behalf of Customer.

B. Within six calendar months following the end of the relevant fiscal year end. Customer shall deliver to Broker a copy of its most recently available annual report containing audited financial statements for the most recently ended fiscal year certified by its independent public accountants as fairly presenting its financial condition and results of operations for and as at the close of such fiscal year.

20. REPRESENTATIONS, WARRANTIES AND AGREEMENTS

A. Each party represents, warrants to and agrees with the other party that:

(i) it has full power and authority to enter into this Agreement and to engage in the Transactions and perform its obligations hereunder and contemplated hereby;

(ii) it has determined that this Agreement and the I transactions contemplated hereunder do not and will not violate its charter or by-laws (or other comparable governing document) or any law, rule, regulation, judgment, decree, or order and that this Agreement and the Transactions contemplated hereunder have been duly authorized by all necessary or proper corporate and shareholder action or other action;

(iii) as required by any Applicable Law, each party shall create, retain and produce upon request of the applicable contract market, the CFTC or the United Stales Department of Justice documents (such and contracts, confirmations, telex printouts, invoices and documents of title) with respect to all Transactions for its Account, including exchanges of futures for cash commodities;

(iv) it consents to the electronic recording of any or all telephone conversations with the other company (without automatic tone warning device), and waives any and all objections to the use and admissibility of same as evidence by either party in any action or proceeding arising out of the Agreement; and

(v) it is authorized and empowered to place orders for commodity interest Transactions through one or more electronic or automated trading systems maintained or operated by or under the auspices of an Exchange.

B. Customer represents, warrants to and agrees with Broker that:

(i) except as disclosed on the accompanying New Account Information, Customer is acting solely as principal and no one other than Customer has any interest in she account;

(ii) the information provided on the New Account Information and Commodity Option Customer Statement is true, accurate and complete when made and as of the date of this Agreement;

(iii) unless otherwise stated in writing not later than the time an order is given to Broker, every Transaction in the Account will be a bona fide hedging Transaction (as defined in CFTC Regulation § 1.3(z));

(iv) (a) if Customer is a corporation, it is duly organized under the laws of the jurisdiction set forth in the accompanying New Account Information Application, or (b) if Customer is a partnership, it is duly organized pursuant to a written partnership agreement and the general partner executing this Agreement is duly authorized to do SO under the partnership agreement;

(v) it has determined that this Agreement and the Transactions contemplated hereunder (a) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which it is a party or by which it or any of its properly is bound, and lb) do not require the consent or approval of any person or entity, except those of which will have been duly obtained, made or complied with prior to the date hereof;

(vi) this Agreement constitutes a legal, valid and binding obligation of the Customer enforceable against it in accordance with its terms;

(vii) it is a sophisticated investor and has determined that entering into Transactions is appropriate and prudent in all respects and docs not and will not violate any constitutive documents. Statute, rule, regulation, judgment, or decree to which it or its property is subject or by which its property is bound or any documents or instruments governing the investing or trading activities of Customer;

(viii) it is an “eligible contract participant”, as such term is defined under the CEA, with respect to any relevant Transactions; and

(ix) by entering into any performance of any Transaction, Customer will riot violate the applicable provisions of the Investment Advisers Act of 1940, as amended, the Investment Company Act of 1940, as amended, or the CEA (including, without limitation, the rules, regulations and written interpretations of applicable regulatory authorities and their staffs).

21. PAYMENT NETTING AND SET-OFF - Unless specified by Broker otherwise and to the extent permitted by applicable Law, all payments between Customer and Broker shall be made on a net bases, and Broker shall not be obligated to make any payment In Customer unless and until Broker has received from Customer the appropriate documents, deliveries or good funds then due and owing. Customer acknowledges that it shall be a discharge of any payment or delivery obligation of Broker for such payment

As permitted by Applicable Law, Broker is entitled at any time, including upon the occurrence of an Event of Default, and without notice to Customer, to set off any amount (whether actual or contingent, present or future and regardless of the currency, place of payment or place of account) at any time owing between Customer and any of Broker’s affiliates under this Agreement or otherwise, against any credit balance or Collateral with Broker or any of Broker’s affiliates. Broker will give Customer notice of any set-off effected under this clause as soon as practicable after the set-off is effected, but failure to give such notice or to do so within such time shall not affect the validity of the set-off. Any such resulting from liquidation and termination under another agreement may be set off against the liquidation amount as determined under this Agreement. I his clause shall be without prejudice and in addition to any other right of set-off, combination of accounts, lien or other right to which Broker or any of its affiliates is at any time otherwise entitled (whether by operation of law, contract, or otherwise).

22. FINANCIAL AND OTHER INFORMATION – Customer shall provide to Broker such financial and other information regarding Customer as Broker may at any time and from time to time reasonably request. Customer shall notify Broker promptly of any material adverse changes to the financial condition of Customer, regardless of whether Customer has previously furnished financial information to Broker.

Customer shall provide Broker with any information necessary to fulfill Broker’s obligation to respond to any inquiry or investigation conducted by a regulatory or self-regulatory body having jurisdiction over Broker regarding the Account.

23. RELIANCE ON THE INVESTMENT MANAGER – Pursuant to the Investment Management Agreement and in connection with Customer’s entering into any Transactions hereunder. Broker will be entitled to rely conclusively upon any request instruction, certificate, opinion, or other document furnished to Broker by an employee or agent of the Investment Manager that Broker reasonably believes to be genuine in connection with this Agreement and the Transaction as though such request, instruction, certificate, opinion, or other document was furnished by Customer.

24. RECORDING AND MONITORING COMMUNICATIONS – Customer and Broker each consent to the tape recording and real time monitoring of all telephone conversations between its representatives and those of the other party hereto. All telephone conversations may be recorded without use of a warning tone Records of such conversations are each respective party’s sole property and shall be accepted by the other party as conclusive evidence of the content of such conversations In addition, communications by mail, electronic communications system, facsimile or otherwise may be monitored and recorded by each of Customer and Broker.

25. FLOOR BROKERS AND CLEARING BROKERS – Broker, for and on behalf of Customer, is authorized in its sole discretion to select floor brokers and on Exchanges where Broker is not a clearing member, unaffiliated clearing brokers, which will act as brokers and agents in connection with Transactions for the Accounts.

26. FOREIGN CURRENCY – If Broker enters into any Transaction for Customer effected in a currency other than U.S. dollars, any profit or loss caused by changes in the rate of exchange for such currency shall be for Customer’s account and risk, but all margin for, and the profit or loss of, such Transaction shall be set forth in U.S. dollars (unless otherwise designated by Broker) at a rate of exchange reasonably determined by Broker on the basis of prevailing market rates.

27. MODIFICATION OF AGREEMENT BY BROKER; NON WAIVER PROVISION – This Agreement may only be altered, modified or amended by mutual written consent of the parties, except that if Broker notifies Customer in writing of a change in this Agreement and on the fifth business day next following the date that notice is given Customer effects a commodity interest Transaction in an account. Customer agrees that such action by Customer will constitute consent by Customer to such change. The rights and remedies conferred upon Broker shall be cumulative, and its forbearance to lake any remedial action available to it under this Agreement shall not waive its right at any time or from lime to time thereafter to take such action.

28. SEVERABILITY – If any term or provision hereof or the application thereof to any persons or circumstances shall to any extent be contrary to any exchange, government or self-regulatory regulation or contrary to any federal, slate or local law or otherwise be invalid or unenforceable, the remainder of thin Agreement or the application of such term or provision to persons or circumstances other than those as to which it is contrary, invalid or unenforceable, shall not be affected thereby.

29. SUCCESSORS AND ASSIGNS – This Agreement shall be assignable by Broker and shall inure to the benefit of Broker, its successors and assigns. This Agreement shall be binding upon Customer and Customer’s trustees, administrators, successors and assigns, provided, however, that this Agreement shall not be assignable by Customer without the prior written consent of Broker.

30. CAPTIONS – All captions used herein are for convenience only, are not a pail of this Agreement, and are not to be used in construing or interpreting any aspect of this Agreement.

31. TERMINATION – Except as set forth under Section 16 (Events of Default; Remedies), this Agreement shall continue in force until written notice of termination is given by Customer or Broker. Termination shall not relieve either party of any liability or obligation incurred prior to such notice. Customer, upon giving or receiving notice of termination, promptly will take all action necessary to liquidate or transfer all open positions in the Account to another futures commission merchant. In the event that Customer does not liquidate or transfer to another futures commission merchant all futures and options contracts in the Account within thirty (30) days after termination of this Agreement by Broker. Broker shall have the right to liquidate all such contracts then held in the Account and exercise any other rights set forth under Section 17 (i) through (vii) in accordance with the provisions of Section 17 (Broker’s Right to liquidate Customer Positions) above. Upon satisfaction by Customer of all liabilities to Broker arising hereunder (including, without limitation, payment of the applicable commission with respect to the transfer of futures and options contracts to another futures commission merchant), Broker shall transfer to another futures commission merchant all such contracts (if any) then held for the Account and all cash, securities and other property held in the Account shall be transferred to Customer or to another futures commission merchant, as Customer may instruct, whereupon this Agreement shall terminate. The representations and indemnities contained in this Agreement shall survive any termination of this Agreement.

32. ENTIRE AGREEMENT – This Agreement constitutes the entire agreement between Customer and Broker with respect to the subject mailer hereof and supersedes any prior agreements between the parties with respect lo such subject matter.

33. GOVERNING LAW; CONSENT TO JURISDICTION– IN CASE OF A DISPUTE BETWEEN CUSTOMER AND BROKER RELATING TO A CLAIM OR GRIEVANCE, (i) THIS AGREEMENT AND ITS ENFORCEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, AND (ii) CUSTOMER WILL BRING ANY LEGAL PROCEEDING AGAINST BROKER IN, AND CUSTOMER HEREBY CONSENTS IN ANY LEGAL PROCEEDING BY BROKER TO THE JURISDICTION OF, ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN THE STATE AND CI TY AND COUNTY OF NEW YORK IN CONNECTION WITH ALL LEGAL PROCEEDINGS ARISING

DIRECTLY, INDIRECTLY OR OTHERWISE IN CONNECTION WITH, OUT OF, RELATED TO OR FROM CUSTOMER’S ACCOUNT(S), TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR BREACH THEREOF. CUSTOMER HEREBY WAIVES ALL OBJECTIONS CUSTOMER MAY, AT ANY TIME. HAVE AS TO THE PROPRIETY OF THE COURT IN WHICH ANY SUCH LEGAL PROCEEDINGS MAY BE COMMENCED. CUSTOMER ALSO AGREES THAT ANY SERVICE OF PROCESS MAILED TO CUSTOMER AT ANY ADDRESS SPECIFIED TO BROKER SHALL BE DEEMED A PROPER SERVICE OF PROCESS ON THE UNDERSIGNED. IF A CLAIM OR GRIEVANCE, OR COUNTERCLAIM WITH RESPECT THERETO, IS TO BE ARBITRATED HEREUNDER, THE ARBITRATION PROVISIONS SHOULD BE AGREED TO; OTHERWISE “CLAIMS OR GRIEVANCES”, AND COUNTERCLAIMS WITH RESPECT THERETO, WILL BE SUBJECT TO ADJUDICATION AS OTHERWISE SET FORTH IN THIS SECTION.

Customer need not agree to the following provisions of this Agreement to open an account with Broker to express agreement to such provisions, Customer must check the boxes below.

34. ARBITRATION PROVISIONS – Notwithstanding any of the provisions in Section 33 (Governing Law, Consent to Jurisdiction) above, upon Customer’s consent as indicated in this Section 34 (Arbitration Provisions), any controversy arising out of or relating to the Account of the Customer or to Transactions with Broker pursuant to this Agreement, or the breach thereof, shall he settled by arbitration in accordance with the rules, then in effect, of the NFA, the contract market upon which the Transaction giving rise to the claim was executed or the New York Stack Exchange Inc. as the Customer may elect (“Arbitration Forum Election”). If the Customer docs not make such Arbitration Forum Election by registered mail addressed to Broker at its main office within forty-five days after demand by Broker that the Customer make such election, then Broker may make such Arbitration Forum Election. Broker agrees to pay any incremental fees which may he assessed by the forum chosen by it for the provisions of a “mixed panel” or arbitrators, unless the arbitrators determine that the Customer has acted in bad faith in initiating or conducting the proceedings. Judgment upon any award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

IN ADDITION TO FOREIGN FORUMS, THREE FORUMS EXIST FOR THE RESOLUTION OF COMMODITY DISPUTES: CIVIL COURT LITIGATION, REPARATIONS AT THE COMMODITY FUTURES TRADING COMMISSION (CFTC) AND ARBITRATION CONDUCTED BY A SELF-REGULATORY OR OTHER PRIVATE ORGANIZATION.

THE CFTC RECOGNIZES THAT THE OPPORTUNITY TO SETTLE DISPUTES BY ARBITRATION MAY IN SOME CASES PROVIDE MANY BENEFITS TO CUSTOMERS, INCLUDING THE ABILITY TO OBTAIN AN EXPEDITIOUS AND FINAL RESOLUTION OF DISPUTES WITHOUT INCURRING SUBSTANTIAL COST’S. THE CFTC REQUIRES, HOWEVER, THAT EACH CUSTOMER INDIVIDUALLY EXAMINE THE RELATIVE MERITS OF ARBITRATION AND THAT YOUR CONSENT TO THIS ARBITRATION AGREEMENT BE VOLUNTARY.

BY AGREEING TO THESE PROVISIONS, CUSTOMER (I) MAY BE WAIVING ITS RIGHT TO SUE IN A COURT OF LAW AND (2) IS AGREEING TO BE BOUND BY ARBITRATION OF ANY CLAIMS OR COUNTERCLAIMS WHICH CUSTOMER OR BROKER MAY SUBMIT TO ARBITRATION UNDER THIS AGREEMENT. CUSTOMER IS NOT, HOWEVER, WAIVING ITS RIGHT TO ELECT INSTEAD TO PETITION THE CFTC TO INSTITUTE REPARATIONS PROCEEDINGS UNDER SECTION 14 OF THE COMMODITY EXCHANGE ACT WITH RESPECT TO ANY DISPUTE WHICH MAY BE ARBI TRATED PURSUANT TO THIS AGREEMENT. IN THE EVENT A DISPUTE

ARISES, CUSTOMER WILL BE NOTIFIED IF BROKER INTENDS TO SUBMIT THE DISPUTE TO ARBITRATION. IF CUSTOMER BELIEVES A VIOLATION OF THE COMMODITY EXCHANGE ACT IS INVOLVED AND IF CUSTOMER PREFERS TO REQUEST A SECTION 14 “REPARATIONS” PROCEEDINGS BEFORE THE CFTC. CUSTOMER WILL HAVE 45 DAYS FROM THE DATE OF SUCH NOTICE IN WHICH TO MAKE THAT ELECTION.

☐	Customer agrees to arbitration.

☑	Customer does not agree to arbitration.

35. SUBORDINATION AGREEMENT – Funds of Customers trading on United States contract markets may be held in accounts denominated in a foreign currency with depositories located outside the United States or its territories if the Customer is domiciled in a foreign country or if the funds arc held in connection with contracts priced and settled in a foreign currency. Such accounts are subject to the risk that events could occur which would hinder or prevent the availability of these funds for distribution to customers. Such accounts also may be subject to foreign currency exchange rate risks.

Customer hereby authorizes the deposit of funds into such foreign deposits on Customer understands that, for Customers domiciled in the United States, this authorization permits the holding of funds in regulated accounts offshore only if such funds arc used to margin, guarantee or secure positions in such contracts or accrue as a result of such positions.

In order to avoid die possible dilution of other customer funds, a Customer who has funds held outside the United States must further agree that his claims bused on such funds will fee subordinated as described below in the unlikely event both of the following conditions are met (1) the customer’s futures commission merchant is placed in receivership or bankruptcy, and (2) there are insufficient funds available for distribution denominated in the foreign currency as to which the customer has a claim to satisfy all claims against those funds.

Customer hereby agrees that if both of the conditions listed above occur, Customer’s claim against Broker’s assets attributable to funds held overseas in a particular foreign currency may be satisfied out of segregated customer funds held in accounts denominated in dollars or other foreign currencies only after each customer whose funds are held in dollars or in such other foreign currencies receives its pro-rata portion of such funds. It is further agreed that in no event may a customer whose funds arc held overseas receive more than its pro-rata share of the aggregate pool consisting of funds held in dollars, funds held in the particular foreign currency, and non-segregated assets of the; futures commission merchant.

☑	Agreed

36. CUSTOMER ACKNOWLEDGEMENTS, CONSENTS, AND ELECTIONS

Risk Disclosure Acknowledgement – Customer expressly acknowledges and agrees that it has received from Broker, read and understands the CFTC Risk Disclosure Statement for Futures and Options (which includes disclosure required by CFTC Regulations 1.55, 30.6, 33.7, and 190.10(c)), and the additional disclosures, notices, and consents as provided in Schedule 1 to this Agreement.

☑	Acknowledge and agreed

Consent To Delivery Of Confirmations By Electronic Means – Customer expressly agrees to the electronic submission of confirmations and monthly statements as described in Section 12 captioned, “Confirmations” of this agreement.

☑	Agreed

Election Regarding Liquidation of Open Contracts (CFTC Regulation 190.06(d)) – Customer specifies and agrees, with respect to hedging Transactions in the Account, that in the unlikely event of Broker’s bankruptcy, it prefers that the bankruptcy trustee (check appropriate box):

☐	Election A – Liquidate all open contracts without first seeking instructions either from or on behalf of Customer

or

☑	Election B – Attempt to obtain instructions with respect to the disposition of all open contracts.

(If no box is checked, Customer shall be deemed to elect A.)

37. LIMITATIONS OF LIABILITY OF EACH CLIENT AND SHAREHOLDERS

A. Notwithstanding anything to the contrary provided herein. Broker agrees that the liabilities of each Customer or Account shall be limited such that the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing and relating to this Agreement with respect to a particular Customer or Account shall be enforceable against the assets of that particular Customer or Account only, and not against the assets of any other Customer or Account.

B. It is expressly acknowledged and agreed that the obligations of each Customer or Account hereunder shall not be binding upon any shareholder, officer, employee or agent of such Customer or Account, personally, this Agreement has been duly executed by each Customer or Account and such execution shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

The undersigned has read, understands and agrees to all the provisions of this Agreement.

BNP Paribas S&P Dynamic Roll Global Commodities Fund, a Series of the BNP PARIBAS EXCHANGE TRADED TRUST.

BNP Paribas Quantitative Strategies, LLC, as managing owner and sponsor of each series

By	/s/ M. Andrews Yeo
Authorized Signature

M. Andrews Yeo, CEO
Print Name and Title

April 13, 2012
Date

BNP PARIBAS PRIME BROKERAGE, INC.

By:	/s/ Omar Oliver
Omar Oliver Managing Director PBI Commodity Futures

/s/ John Bohan
John Bohan Managing Director PBI Commodity Futures
Print Name and Title

April 13, 2012
Date

APPENDIX A

General Partnership / Limited Partnership/ Limited Liability Partnership Authorization

☐ General Partnership	☐ Limited Partnership (LP)	☐ Limited Liability Partnership (LLP)

In consideration of BNP Paribas Commodity Futures, Inc. (“BNP Paribas”), carrying one or more accounts (each, an “Account”) in commodity interests, including commodities, commodity futures contracts and related options (collectively, “Contracts”), in the name of                                      (the “Customer”), duly organized and existing under the laws of the State of                         , of which each of the undersigned is an authorized partner, the undersigned jointly and severally and on behalf of the Customer represent and certify to BNP Paribas that the names, titles and signatures of each person authorized to buy and sell Contracts and otherwise act on behalf of the Customer pursuant to the terms of the Customer Agreement are as follows:

Name of Authorized Individual	Title	Signature
Name of Authorized Individual	Title	Signature
Name of Authorized Individual	Title	Signature
Name of Authorized Individual	Title	Signature

and that BNP Paribas may absolutely rely on all instructions, whether verbal or written, received by it from the above-named individuals, or any other persons with apparent authority, with respect to any of the transactions referred to above without further inquiry until it receives written notice of a change from the Customer.

The undersigned further authorizes BNP Paribas, in the event of death or retirement of any of the partners of the Customer, or the termination of the Customer, to take such actions, require such documentation, retain such portion of or restrict transactions in any Account as BNP Paribas may deem advisable to protect BNP Paribas against any liability, penalty or loss under any present or future law or otherwise. It is further agreed that in the event of the death or retirement of any partner of the Customer, the remaining partners will immediately cause BNP Paribas to be notified in writing of such fact.

[Signature Page Follows]

NOTE: ALL GENERAL PARTNERS MUST SIGN

Name	Signature	Date
Name	Signature	Date
Name	Signature	Date
Name	Signature	Date

APPENDIX A

Corporate / LLC Resolution and Trading Authorization

☐ Corporation	☐ Limited Liability Company (LLC)

I, being the duly authorized signor of                                      (the “Customer”) organized and existing under the laws of the State of                                 , do hereby certify that (i) the following resolutions (the “Resolutions”) have been adopted at a meeting of the board of directors or members of the Customer (as applicable) duly called and held on the date set forth below, or by other duly authorized action, (ii) the Resolutions are now in force, have not been amended, rescinded or revoked, and are in no way in conflict with any of the provisions of the governing instruments of the Customer, and (iii) all agreements executed pursuant to the Resolutions shall be, continuously thereafter from the date they are executed, official records of the Customer:

1.	AUTHORITY TO SIGN CONTRACT. RESOLVED, that who is the of the Customer is hereby authorized to execute, on behalf of the Customer, any and all documentation required of the Customer in order to open and maintain an account in commodity interests, including commodities, commodity futures contracts and related options (together, “Contracts”) with BNP Paribas Commodity Futures, Inc. (“BNP Paribas”), including, but not limited to, the New Account Information and the Customer Agreement (copies of which shall be attached to and made a part of these Resolutions).

2.	AUTHORITY TO TRADE. FURTHER RESOLVED, that the names, titles and signatures of each person authorized to buy and sell Contracts and otherwise act on behalf of the Customer pursuant to the terms of the Customer Agreement are as follows:

Name of Authorized Individual	Title	Signature
Name of Authorized Individual	Title	Signature
Name of Authorized Individual	Title	Signature
Name of Authorized Individual	Title	Signature

and that BNP Paribas may absolutely rely on all instructions, whether verbal or written, received by it from the above-named individuals, or any other persons with apparent authority, with respect to any of the transactions referred to above without further inquiry until it receives written notice of a change from the Customer.

IN WITNESS WHEREOF, I have hereunto set my hand as of                                 , 20    .

Authorized Signor Signature

Name and Title

Date Resolutions Adopted

APPENDIX A

Trust Authorization

In consideration of BNP Paribas Prime Brokerage, Inc. (“BNP Paribas”), carrying one or more accounts (each, an “Account”) in commodity interests, including commodities, commodity futures contracts and related options (collectively, “Contracts”), in the name of BNP Paribas S&P Dynamic Roll Global Commodities Fund (the “Customer”), duly organized and existing under the laws of the State of Delaware, of which the undersigned is a trustee, the undersigned represents and certifies to BNP Paribas that:

(i)	the undersigned has the power arid authority under the trust agreement of the Customer and applicable law to enter into all transactions, including purchases and sales of any Contracts, deliver any documents necessary to open and maintain an Account and otherwise act on behalf of the Customer pursuant to the terms of the Customer Agreement.

(ii)	the names, titles and signatures of each person authorized to buy and sell Contracts and otherwise act on behalf of the Customer pursuant to die terms of the Customer Agreement arc as follows:

LUDOVIC BLACHEZ	Managing Director	/S/ LUDOVIC BLACHEZ
Name of Authorized Individual	Title	Signature

PAUL DRUMM	Managing Director	/S/ PAUL DRUMM
Name of Authorized Individual	Title	Signature

Name of Authorized Individual	Title	Signature

Name of Authorized Individual	Title	Signature

(iii)	BNP Paribas may absolutely rely on all instructions, whether verbal or written, received by it from any of the above-named individuals, the undersigned, or any other persons with apparent authority, with respect to any of the transactions referred to above without further inquiry until it receives written notice of a change from the Customer.

The undersigned further authorizes BNP Paribas, in the event of the termination of the Customer, to lake such actions, require such documentation, retain such portion of or restrict transactions in any Account as BNP Paribas may deem advisable to protect BNP Paribas against any liability, penalty or loss under any present or future law or otherwise. It is further agreed that in the event of the death, disability, incapacity, incompetency or revocation of authority of the undersigned, the Customer will immediately cause BNP Paribas to be notified in writing of such fact.

[Signature Page Follows]

M. Andrew Yeo	/s/ M. Andrew Yeo	April 13, 2012
Name	Signature	Date

APPENDIX B

Discretionary Trading Authorization

The undersigned customer (“Customer”) hereby authorizes BNP Paribas Quantitative Strategies LLC as Customer’s Agent and attorney-in-fact (“Agent”), and revokes all prior powers of attorney relating to Customer’s Account at BNP Paribas Prime Brokerage. Inc. (“Broker”) to buy. receive, and sell (including short sales) securities, futures contracts, commodities, forward contracts, commodity options and or contracts relating to the same (including, but not limited to, exchange for physical, exchange for swap, exchange for options, exchange for risk, or against actuals transactions) on margin or otherwise in accordance with your terms and conditions for Customer’s account and risk in Customer’s name or number on Broker’s books.

Broker is authorized lo follow the instructions of the aforesaid Agent in every respect concerning Customer’s account with Broker, and to make transfers and/or deliveries of securities and payment of monies to such agent or as such agent may order and direct. In all matters necessary or incidental to the conduct of the account of Customer, the aforesaid agent is authorized to act for Customer in the same manner and with the same force and effect as Customer might or could do.

Customer hereby ratifies and confirms any and all transactions with you heretofore or hereafter made by the aforesaid Agent on behalf of or for the account of Customer.

This authorization is in addition to (and in no way limits or restricts) any rights you may have under any other agreement between Customer and Broker.

Broker shall have no liability for following the instructions of the Agent, and the undersigned shall never attempt to hold Broker liable for the Agent’s actions or inactions, live undersigned understands that Broker does not, by implication or otherwise, endorse the operating methods of such Agent The undersigned hereby releases Broker from any and all liability to the undersigned or to anyone claiming through the undersigned with respect to damage, losses or lost profits sustained or alleged to have been sustained as a result of Broker following the Agent’s instructions or for any matter arising out of die relationship between the Agent and the undersigned and shall indemnify Broker from any and all losses, damages, liabilities and expenses of any kind or nature whatsoever, arising therefrom. I he undersigned agrees to hold Broker harmless and to indemnify it as to any expense, damage or liability sustained by it with respect to any and all acts and practice of the Agent and attorney-in-fact regarding this account, including all losses arising therefrom and debit balance(s) due thereof.

This authorization is a continuing one and shall remain in full force and effect until revoked by Customer by a written notice to BNP Paribas Prime Brokerage, Inc., but such revocation shall not affect any liability in any way resulting from transactions initiated prior to the receipt of such notice of revocation by you. This authorization shall inure to the benefit of your present firm and of any successor firm or firms irrespective of any change or changes at any time in personnel thereof or for any cause whatsoever, and of the assigns of your present firm or any successor firm.

Customer acknowledges that it has received from its Agent and attorney-in-fact cither a disclosure document or an explanation why a disclosure document is not required, as set forth in the Advisor’s Agreement, third party letter, or NFA Rule 2-8(e).

[Signature Page Follows]

Name of Agent on behalf of	BNP Paribas Quantitative Strategies LLC
Customer:

Address of Agent:	787 Seventh Avenue, 8th Floor, New York, NY 10019

/s/ M. Andrews Yeo	M. Andrews Yeo	April 13, 2012
Customer Authorized Signature	Title President	Date

Customer Authorized Signature	Title	Date

APPENDIX B-1

Automatic Termination of Discretionary Trading Authorization

In the event that die undersigned customer (“Customer”) account(s) with BNP Paribas Prime Brokerage, Inc. (“Broker”) arc closed for any reason, Broker is authorized to consider this Customer’s letter of revocation of the Discretionary Trading Authorization required by the rules of the various contract markets.

Each of the undersigned hereby agrees to the terms and conditions as set forth in this Letter of Automatic Termination.

Customer Authorized Signature	Title President	Date

Customer Authorized Signature	Title	Date

APPENDIX B-3

Advisor’s Agreement

The undersigned Agent, which is authorized to exercise discretion and to act on behalf of Customer as designated in the foregoing Discretionary Account Authorization, with respect to Customer’s account, acknowledges and agrees as follows:

1.	Agent is duly authorized and empowered to execute and deliver this Acknowledgment and to effect transactions through BNP Paribas Commodity Futures, Inc. (“Broker”) as contemplated by the foregoing Customer Agreement and accompanying agreements and disclosures.

2.	Agent has reviewed the registration requirements of the Commodity Exchange Act and National Futures Association pertinent lo Commodity Pool Operators (“CPO”) and Commodity Trading Advisors (“CTA”) and warrants that it is in compliance with such requirements with respect to Customer’s account, as applicable.

Please check applicable statement

In accordance with applicable rules and regulations of the Commodity Futures Trading Commission and the National Futures Association, if Agent has provided Customer with a disclosure document, a copy of it must be furnished to Broker.

☐	Agent has provided a disclosure document to Customer

☒	Agent is not required to provide a disclosure document to Customer for the following reason.

If a disclosure document has not been furnished to Customer, please indicate below the exemption from registration as a CTA, or if registered as a CTA, indicate the exemption from providing a disclosure document:

    ☒    Agent has provided advice to 15 or fewer persons during the past 12 months and does not hold itself our generally to the public as a Commodity Trading Advisor.

           Agent is a foreign based entity, located outside the United State, and only solicits or exercises discretionary trading authority over the accounts of non-U.S. persons.

           Agent operates under an exemption from providing a disclosure document pursuant to CFTC Regulation 4.7 (Provide copy of notice of claim for exemption filed with the National Futures Association pursuant to CFTC Regulation 4.7(d))

           Agent operates under the exemption pursuant to CFTC Regulation 4.14(a)(8). (Provide copy of notice of claim for exemption filed with the National Futures Association pursuant to CFTC Regulation 4.14(a)(8)(iii)

Other (describe)

/s/ M. Andrews Yeo	M. Andrews Yeo	April 13, 2012
Agent Authorized Signature	Title President	Date

Agent Authorized Signature	Title	Date

APPENDIX C

New Account Information

Mailing Address for All Notices, Confirms, Etc.

Name of Account:	BNP Paribas S&P Dynamic Roll Global Commodities fund

Attn:	Paul Drumm

Mailing Street Address:	787 Seventh Avenue. 8th Floor
New York
NY 10019

State of Incorporation of Country of Organization	Delaware

Telephone Number

Area Code	(212) 841-2000

Telefax Number

Area Code	( )

Tax I.D. Number

Be sure to complete enclosed W-8 or W-9 for IRS regulation

Duplicate Mailing Instructions:

Duplicate Statement/Confirmation  ☐  Yes    ☐  No

(Attach list of addresses if more than one)

Financial Information

Approximate net worth: (Difference between total assets and total liabilities)

$15,000,000

Approximate liquid net worth: (Cash, unmargined securities, etc.) Do not include equity in home or insurance.

$15,000,000

Equity in securities account (if applicable)

$

Bank Reference

Name:

Mailing Street Address:

Bank Official:	Tel.	( )

Discretionary Accounts

Will Customer grant another person/entity trading authority over this account?  ☒  Yes    ☐  No

If yes, (1) Customer completes Appendix B, B-l, and B-2, and (2) Advisor completes Appendix B-3

Does this account control the trading or have a financial interest in any other BNP Paribas Commodity Futures, Inc account?  ☐  Yes    ☒  No

If yes, please identify account numbers.

Account will he used for either: (check only one)

☒  Speculation    ☐  Hedging

Positions and transactions in this Account in the following commodities arc for bona fide hedging purposes.:

Do you have Commodity Futures/Commodity Options trading experience?

☒  Yes     ☐  No

a) If yes, please describe type and duration:

b) If yes, please name all brokerage houses previously used.

☐ Active ☐ Inactive

☐ Active ☐ Inactive

Are you an “Affiliated Person” of a Futures Commission Merchant or an Introducing Broker? ☐  Yes  ☐ No

(The CFTC definition of an “affiliated person* is - ” any general partner, officer, director, owner of more than ten percent of live equity interest, correspondent, agent, or person associated therewith, and any relative or spouse of any of the foregoing persons, or any relative of such spouse, who shares the same home as any of the foregoing persons”)

Are you registered with the Commodity Futures Trading Commission and a member of the National Futures Association?

☒ Yes ☐ No

If yes, in what capacity?
☐ Futures Commission Merchant	☐ Commodity Trading Advisor
☒ Commodity Pool Operator	☐ Associated Person
☐ Introducing Broker

Are you a member of any commodity exchange?

☐  Yes  ☒ No

If yes, please name all exchanges

Is there currently any pending litigation, disputed accounts, or other unresolved matters between commodity or security brokers and this entity or any of its officers, directors, partners, or any affiliate?

☐  Yes ☒  No

(If yes, please describe briefly)

Attach a copy of your latest audited financial statements and please mail future updates to:

BNP Paribas Commodity Futures, Inc.

787 Seventh Avenue

New York, New York 10019

[CONTINUED ON THE NEXT PAGE]

Eligible Contract Participants / Eligible Swap Participants

Any Customer that is classified by Section 13(12) of the Commodity Exchange Act (“CEA”) as an eligible contract participant (“ECP”) is permitted to engage in certain transactions (such as entering into block trades or Exchange for Swap trades) that are not generally available to non-ECPs (i.e., retail customers). Likewise, any Customer that is classified as an Eligible Swap Participant (“ESP”) by CFTC Regulation 35.1(b)(2) is permitted to engage in certain transactions (such as cleared agricultural swaps on ICE Futures US)

Please indicate your status below:

☐  Customer is not an Eligible Contract Participant.

☐  Customer is not an Eligible Swap Participant.

☒  Customer is an Eligible Contract Participant pursuant to Section 1a(12) of the CEA. indicate the specific subsection of the Commodity Exchange Act under which customer meets the criteria for being an Eligible Contract Participant

☒  Customer is an Eligible Swap Participant pursuant to CFTC Regulation 35.1(b)(2). Indicate the specific subsection of the CFTC Rule in which customer meets live criteria for being an Eligible Swap Participant

Customer agrees to notify BNP Paribas Commodity Futures, Inc., in writing, when its no longer meets the criteria to be an Eligible Contract Participant or an Eligible Swap Participant.

THE STATEMENTS MADE ON THIS FORM ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE

Customer Name:	BNP Paribas S&P Dynamic Roll Global Commodities Fund

By:	/s/ M. Andrews Yeo
Authorized Signature

M. Andrews Yeo, CEO
Print Name and Title

April 13, 2012 Date

For Office Use Only

Account Number:

Supervisor Approval:

Date

Form W-9 (Rev. January 2011) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Print or type See Specific Instructions on page 2.	Name (as shown on your income tax return) BNP Paribas S&P Dynamic Roll Global Commodities Fund FKA BNP Paribas Quantitative Strategies LLC
Business name/disregard if different from above
Check appropriate box for federal tax
	classification required	☐	individual/ sole proprietor	☐	C Corporation	☐	S Corporation	☑	Partnership	☐	TrustWestate	☐	Exempt payment
	☑ Limited liability company, Enter the tax classification (C:C corporation, S:S corporation, P:partnership) ▶								P
☐ Other (See instructions) ▶
	Address (number, street, and apt. or suite no.) C/O BNP Paribas Exchange Traded Trust - 787 Seventh Avenue								Requester’s name and address (optional)
City, state, and ZIP code New York, NY 10019
List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the “Name” line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3, For other entities, it is your employer identification (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number
			-			-

Employer identification number
2	7	-	2	5	7	6	4	1	7

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. person (including a U.S. resident alien).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. (See the instructions on page 4.)

Sign Here	Signature of /s/ Joyce Burns U.S. person ▶	Date ▶ 9/12/2011

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS, must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

— An individual who is a U.S. citizen or U.S. resident alien,

— A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

— An estate (other than a foreign estate), or

— A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

Cat. No. 10231X	Form W-9 (Rev. 1-2011)